Exhibit 10

FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO

SUBSIDIARY GUARANTEE AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT and FIRST AMENDMENT TO SUBSIDIARY GUARANTEE AGREEMENT (collectively, this “First Amendment”), dated as of March 27, 2012, among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Borrower”), the Subsidiary Guarantors party to the Subsidiary Guarantee Agreement referred to below, various lending institutions (the “Lenders”) party to the Credit Agreement referred to below and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 29, 2011 (the “Credit Agreement”);

WHEREAS, the Subsidiary Guarantors are parties to the Subsidiary Guarantee Agreement, dated as of July 29, 2011 (the “Subsidiary Guarantee Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the Borrower, the Subsidiary Guarantors and the Lenders wish to amend the Credit Agreement and the Subsidiary Guarantee Agreement, in each case as provided herein;

NOW, THEREFORE, it is agreed:

I.	Amendments to the Credit Agreement.

1.     The definitions of “Obligations” and “Swap Agreement” appearing in Section 1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Obligations” means (i) all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Lead Agent, any Issuing Bank, any Swingline Lender or any Lender pursuant to the terms of this Agreement or any other Loan Document and (ii) all Designated Swap Obligations, in the case of each of clauses (i) and (ii), including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.”.

““Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including, without limitation, transactions to hedge or mitigate interest rate risk); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.”

2.         Section 1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order within said Section:

“Designated Swap Bank” means any Person that (i) is a Lender or an Affiliate of a Lender at the time it enters into a Designated Swap Agreement, in its capacity as a party thereto, or (ii) with respect to any Designated Swap Agreement existing as of the First Amendment Effective Date, is a Lender or an Affiliate of a Lender as of the First Amendment Effective Date, in its capacity as a party thereto, in each case in the case of the immediately preceding clauses (i) and (ii) together with such Person’s successors and permitted assigns.

“Designated Swap Agreement” means (i) any Swap Agreement between the Borrower and a Lender or an Affiliate of a Lender at the time it enters into such Swap Agreement or (ii) any Swap Agreement existing on the First Amendment Effective Date between the Borrower and a Lender or an Affiliate of a Lender, that, in the case of any such Swap Agreement referred to in immediately preceding clauses (i) and (ii), has been designated in writing at any time on or after the First Amendment Effective Date by the applicable Lender (or Affiliate of a Lender) to the Administrative Agent and the Borrower as a “Designated Swap Agreement”. Each holder of Designated Swap Obligations that is not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.

“Designated Swap Obligations” means any and all obligations of the Borrower owing in connection with, or in respect of, any Designated Swap Agreement (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“First Amendment” means that certain First Amendment to Credit Agreement and First Amendment to Subsidiary Guarantee Agreement, dated as of March 27, 2012, by and among Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.

3.              Article VIII of the Credit Agreement is hereby amended by inserting the following text at the end of said Article:

“No Designated Swap Bank that obtains the benefits hereof or of the Subsidiary Guarantee Agreement by virtue of the provisions hereof or the Subsidiary Guarantee Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Designated Swap Obligations unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Deisgnated Swap Bank.”.

4. Section 9.17 of the Credit Agreement is hereby amended by (i) deleting clause (b) of said Section in its entirety and inserting the following new clause (b) in lieu thereof:

“(b)       At such time as (i) the Loans and all Obligations of the type described in clause (i) of the definition thereof shall have been paid in full, (ii) all Designated Swap Obligations then due and payable (or which will be due and payable following notice or expiration of any grace period) shall have been paid in full in cash or made subject to other arrangements satisfactory to such holder (or such holder shall have otherwise consented in writing to the release of the Subsidiary Guarantors from their obligations under the Subsidiary Guarantee Agreement), (iii) the Commitments have been terminated and (iv) all Letters of Credit shall be terminated (or cash collateralized or backstopped in a manner satisfactory to each Issuing Bank), the Subsidiary Guarantors shall be released from their obligations under the Subsidiary Guarantee Agreement, all without delivery of any instrument or performance of any act by any Person.”; and

(ii) inserting the following new clause (d) at the end of said Section:

“(d) Notwithstanding the foregoing, any release of Subsidiary Guarantors effected in the manner permitted by the foregoing provisions of this Section 9.17 shall not require the consent of any Designated Swap Bank.”.

5.      Exhibit B to the Credit Agreement (Form of Subsidiary Guarantee Agreement) is hereby amended in the same manner as the Subsidiary Guarantee Agreement pursuant to Section II hereof.

II.	Amendments to the Subsidiary Guarantee Agreement.

1.      The first recital appearing in the Subsidiary Guarantee Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, (i) Reynolds American Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of July 29, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Issuing Bank, each Swingline Lender, the Administrative Agent and their subsequent permitted assigns are herein called the “Lender Creditors”) and (ii) the Borrower and the Designated Swap Banks may enter into Designated Swap Agreements on the terms and conditions set forth therein (the Lender Creditors and Designated Swap Banks being collectively referred to herein as the “Guaranteed Creditors”);”.

2.      The fourth recital appearing in the Subsidiary Guarantee Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, each Guarantor will obtain benefits from (i) the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and (ii) the entering into by the Borrower and the Designated Swap Banks of Designated Swap Agreements and, accordingly, desires to execute this Guarantee in order to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Designated Swap Banks to enter into the Designated Swap Agreements;”.

3.      Section 1 of the Subsidiary Guarantee Agreement is hereby amended by deleting the first paragraph of clause (a) in its entirety and inserting the following paragraph in lieu thereof:

“Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety to the Guaranteed Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (i) the principal of and interest on all Loans incurred by the Borrower and all reimbursement obligations for LC Disbursements with respect to Letters of Credit issued for the account of the Borrower, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities and indebtedness (including, without limitation, indemnities and fees (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)) owing by the Borrower to any Guaranteed Creditor, whether now existing or hereafter incurred under, arising out of or in connection with, the Credit Agreement, (ii) all Designated Swap Obligations owing by the Borrower to any Guaranteed Creditor, whether now existing or hereafter incurred under, arising out of or in connection with, any Designated Swap Agreement (including, without limitation, any such obligations which, but for the automatic stay under

Section 362(a) of the Bankruptcy Code, would become due and any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Designated Swap Agreement, whether or not such interest is an allowed claim in any such proceeding), and (iii) the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and each Designated Swap Agreement (all such principal, interest, liabilities, indebtedness and obligations under this clause (a) being herein collectively called the “Guaranteed Obligations”).”.

4.         Section 18 of the Subsidiary Guarantee Agreement is hereby amended by (i) deleting clause (b) of said Section in its entirety and inserting the following new clause (b) in lieu thereof:

“(b)     At such time as (i) the Loans and all Obligations of the type described in clause (i) of the definition thereof as set forth in the Credit Agreement shall have been paid in full, (ii) all Designated Swap Obligations then due and payable (or which will be due and payable following notice or expiration of any grace period) shall have been paid in full in cash or made subject to other arrangements satisfactory to such holder (or such holder shall have otherwise consented in writing to the release of the Guarantors from their obligations under this Guarantee), (iii) the Commitments have been terminated and (iv) all Letters of Credit shall be terminated (or cash collateralized or backstopped in a manner satisfactory to each Issuing Bank), the Guarantors shall be released from their obligations under this Guarantee, all without delivery of any instrument or performance of any act by any Person.”; and

(ii) inserting the following new clause (c) at the end of said Section:

“(c)     Notwithstanding the foregoing, any release of Guarantors effected in the manner permitted by the foregoing provisions of this Section 18 shall not require the consent of any Designated Swap Bank.”.

III.	Miscellaneous Provisions.

1.     In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a)     no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment; and

(b)     all of the representations and warranties contained in the Credit Agreement or other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.        The Credit Agreement and the Subsidiary Guarantee Agreement, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

3.        This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

4.        This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5.        THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.        From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement and the Subsidiary Guarantee Agreement shall be deemed to be references to the Credit Agreement and the Subsidiary Guarantee Agreement, as the case may be, as amended hereby.

7.        This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the Borrower, the Subsidiary Guarantors and the Lenders constituting Required Lenders under the Credit Agreement shall have executed and delivered a copy of this First Amendment (including by way of email or facsimile transmission) of the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Michael Brown (email: Michael.Brown@whitecase.com; Facsimile No.: (212) 354-8113).

*     *     *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

REYNOLDS AMERICAN INC., as the Borrower

By: /s/ Daniel A. Fawley
Name: Daniel A. Fawley
Title: Vice President and Treasurer

R. J. REYNOLDS TOBACCO HOLDINGS, INC., as a Subsidiary Guarantor	R.J. REYNOLDS TOBACCO CO., as a Subsidiary Guarantor

By:/s/ McDara P. Folan, III	By: /s/ Daniel A. Fawley
Name: McDara P. Folan, III	Name: Daniel A. Fawley
Title: Senior Vice President and Secretary	Title: Vice President and Treasurer

Address for Notices: P.O. Box 2866 401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-5500 Fax: 336-741-2998	Address for Notices: 401 N. Main St. Winston-Salem, NC 27101 Phone: 336-741-5000 Fax: 336-741-7598

REYNOLDS FINANCE COMPANY, as a Subsidiary Guarantor	CONWOOD HOLDINGS, INC., as a Subsidiary Guarantor

By:/s/Caroline M. Price	By:/s/ McDara P. Folan, III
Name: Caroline M. Price Title: President	Name: McDara P. Folan, III Title: President

Address for Notices: 1007 N. Orange Street, Suite 1402 Wilmington, DE 19801 Phone: 302-425-3550 Fax: 302-425-3554	Address for Notices: 401 N. Main St. Winston-Salem, NC 27101 Phone: 336-741-2000 Fax: 336-741-2998

R. J. REYNOLDS GLOBAL PRODUCTS,

INC., as a Subsidiary Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Vice President and Treasurer

Address for Notices:

P.O. Box 688

401 N. Main St.

Winston-Salem, NC 27102

Phone: 336-741-5500

Fax: 336-741-2998

AMERICAN SNUFF COMPANY, LLC, as

a Subsidiary Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Vice President and Treasurer

Address for Notices:

5106 Tradeport Dr.

Memphis, TN 38141

Phone: 901-761-2050

Fax: 336-728-0396

ROSSWIL LLC, as a Subsidiary

Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Vice President and Treasurer

Address for Notices:

401 N. Main St.

Winston-Salem, NC 27101

Phone: 336-741-2000

Fax: 336-741-2998

R. J. REYNOLDS TOBACCO

COMPANY, as a Subsidiary Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Treasurer

Address for Notices:

P.O. Box 2959

401 N. Main St.

Winston-Salem, NC 27102

Phone: 336-741-5000

Fax: 336-741-7598

REYNOLDS INNOVATIONS INC., as a

Subsidiary Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Treasurer

Address for Notices:

P.O. Box 685

401 N. Main St.

Winston-Salem, NC 27102

Phone: 336-741-5700

Fax: 336-741-7598

RAI SERVICES COMPANY, as a

Subsidiary Guarantor

By:/s/ McDara P. Folan, III

Name: McDara P. Folan, III

Title: Senior Vice President, Deputy

        General Counsel and Secretary

Address for Notices:

P.O. Box 464

401 N. Main St.

Winston-Salem, NC 27102

Phone: 336-741-4500

Fax: 336-741-2998

SANTA FE NATURAL TOBACCO

COMPANY, INC., as a Subsidiary

Guarantor

By: /s/ Daniel A. Fawley

Name: Daniel A. Fawley

Title: Treasurer

Address for Notices:

One Plaza La Prensa

Santa Fe, NM 87507

Phone: 505-982-4257

Fax: 505-986-8445

JPMORGAN CHASE BANK, Individually and as Administrative Agent

By:	/s/ Berry Bergman
Name: Barry Bergman
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITIBANK N.A.

By:	/s/ Kenneth E. Quinn
Name: Kenneth E. Quinn
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MIZUHO CORPORATE BANK, LTD.

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MORGAN STANLEY BANK NA

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AgFIRST FARM CREDIT BANK

By:	/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF NEW YORK MELLON

By:	/s/ Jeffrey Dears
Name: Jeffrey Dears
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

FARM CREDIT BANK OF TEXAS, as a Lender:

By:	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE NORTHERN TRUST COMPANY

By:	/s/ Sara Bravo
Name: Sara Bravo
Title: Second Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP

By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President